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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-59553) of MAII Holdings, Inc. and Subsidiaries of our report dated March 20, 2001 relating to the financial statements, which appears in this Annual Report on Form 10-K of MAII Holdings, Inc. and Subsidiaries for the years ended December 31, 2000 and December 31, 1999.


PricewaterCoopers LLP

Dallas, Texas
April 15, 2002